CONTRIBUTION AGREEMENT

         This CONTRIBUTION AGREEMENT dated as of September 26, 2003 (this "Agreement") is by and between GFSI Holdings, Inc., a Delaware corporation (the "Parent"), and GFSI, Inc., a Delaware corporation (the "Subsidiary").

                             W I T N E S S E T H:
                             - - - - - - - - - -

         WHEREAS, Subsidiary is a wholly-owned subsidiary of Parent;

         WHEREAS, Parent has agreed to contribute to Subsidiary and Subsidiary has agreed to accept from Parent all of its right, title and interest in at least $20 million in aggregate principal amount at maturity of Parent's 11.375% Senior Discount Notes (the "Contributed Notes");

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Contribution and Acceptance.

              1.1 Contribution and Acceptance. Parent agrees to contribute to the capital of Subsidiary, and to transfer and assign to Subsidiary all of its right, title and interest in, to and under the Contributed Notes, which contribution, transfer and assignment Subsidiary hereby accepts. This transaction is intended to qualify as a transfer governed by Section 351 of the Internal Revenue Code of 1986, as amended.

              1.2 Effective Date. The contribution of the Contributed Notes shall be effective immediately after Parent acquires the Contributed Notes from Gearcap LLC.

         2. Representations, Warranties and Covenants of Parent. Parent represents, warrants and covenants to Subsidiary as follows:

              2.1 Organization. Parent is duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and operate its business and assets and to perform the actions contemplated hereby.

              2.2 Authority; Binding Obligation. The execution, delivery and performance of this Agreement by Parent has been duly authorized and this Agreement is a valid and legally binding obligation of Parent, enforceable against Parent in accordance with its terms, except as such enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium and other similar laws of general application (including general equitable principles) relating to or affecting the enforcement of creditors' rights generally. There is no action, suit or proceeding pending against Parent, and no law or any order, writ, injunction, decree, rule or regulation of any court, administrative agency or other governmental authority binding upon Parent that questions the validity of, or might in any way impair, the execution, delivery or performance by Parent of this Agreement. No consent to or approval of this Agreement or the transactions contemplated hereby from governmental authorities or third parties is required.

              2.3 Inconsistent Agreements. The execution, delivery and performance by Parent of this Agreement and the transactions contemplated hereby do not contravene, violate or conflict with any provisions of any law or any order, writ, injunction, decree, rule or regulation of any court, administrative agency or any other governmental authority applicable to Parent and do not conflict with and are not inconsistent with, and will not result (with or without the giving of notice or the passage of time or both) in a breach of, or constitute a default or require any consent not heretofore obtained or required or permitted hereby to be obtained under the terms of any credit agreement, lease, guarantee, document, agreement, or instrument to which Parent is a party, by which Parent is or may be bound, or to which Parent may be subject, and will not be in violation of, or beyond the authority conferred by, the certificate of incorporation or bylaws of Parent, except, in each case, where such event would not have a material adverse effect on the consummation of the transactions contemplated hereby.

              2.4 Assignability. Except as otherwise disclosed herein, Parent has the right to and hereby does transfer and assign the Contributed Notes to Subsidiary.

         3. Representations, Warranties and Covenants of Subsidiary. Subsidiary hereby represents, warrants and covenants to Parent as follows:

              3.1 Organization. Subsidiary is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to own and operate its business and assets and to perform the actions contemplated hereby.

              3.2 Authority; Binding Obligation. The execution, delivery and performance of this Agreement by Subsidiary has been duly authorized and this Agreement is a valid and legally binding obligation of Subsidiary, enforceable against Subsidiary in accordance with its terms, except as such enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium and other similar laws of general application (including general equitable principles) relating to or affecting the enforcement of creditors' rights generally.

              3.3 Inconsistent Agreements. The execution, delivery and performance by Subsidiary of this Agreement and the transactions contemplated hereby do not contravene, violate or conflict with any provisions of any law or any order, writ, injunction, decree, rule or regulation of any court, administrative agency or any other governmental authority applicable to Subsidiary and do not conflict with and are not inconsistent with, and will not result (with or without the giving of notice or the passage of time or both) in a breach of, or constitute a default or require any consent not heretofore obtained or required or permitted hereby to be obtained under, the terms of any credit agreement, lease, guarantee, document, agreement, or instrument to which Subsidiary is a party, by which Subsidiary is or may be bound, or to which Subsidiary may be subject, and will not be in violation of, or beyond the authority conferred by, the certificate of incorporation or bylaws of Subsidiary, except, in each case, where such event would not have a material adverse effect on the consummation of the transactions contemplated hereby.

         4. Indemnification. Each of Parent and Subsidiary hereby covenants and agrees to indemnify the other party hereto, and hold the other party hereto harmless from and against any and all damage, loss, liability, deficiency, cost and expense (including, without limitation, attorneys' fees) resulting from (i) any misrepresentation, breach of warranty or non-fulfillment of any agreement or covenant on the part of Parent or Subsidiary, as applicable, under this Agreement or under any document or certificate delivered by Parent or Subsidiary, as applicable, pursuant hereto; and (ii) any and all actions, suits, proceedings, demands, assessments, judgments of any nature relating to the foregoing clause (i).

         5. Miscellaneous.

              5.1 Governing Law; Assignment; Binding Effect. This Agreement shall be governed by the laws of the State of Delaware, without giving effect to the conflict of law provisions thereof. This Agreement may not be assigned by any party without the prior written consent of the other party hereto. This Agreement shall be binding upon and inure to the benefit of the respective parties hereto and their permitted successors and assigns.

              5.2 Expenses. The parties hereto will pay their own costs and expenses relating to the transactions contemplated by this Agreement, including fees and disbursements of their respective counsel, accountants and financial advisors, whether or not the transactions contemplated hereunder are consummated.

              5.3 Entire Agreement; Headings. This Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof, and may not be modified or waived except in writing. The headings are for convenience only and shall not bear upon the construction of this Agreement.

              5.4 No Waivers.

                  (a) No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                  (b) Any provision of this Agreement may be waived if, but only if, such waiver is in writing and is signed by the party against whom the enforcement of such waiver is sought.

              5.5 Counterparts. This Agreement may be signed in counterparts, each of which shall constitute an original and which together shall constitute one and the same agreement.

              5.6 Further Assurances. The parties hereto agree to use reasonable best efforts as required for the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof.


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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                         GFSI HOLDINGS, INC.


                                      By: /s/ Larry D. Graveel
                                         -----------------------------------
                                         Name:  Larry D. Graveel
                                         Title: President



                                         GFSI, INC.


                                      By: /s/ Larry D. Graveel
                                         -----------------------------------
                                         Name:  Larry D. Graveel
                                         Title: President













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